DELAWARE VIP® TRUST

Delaware VIP Equity Income Series (the “Series”)

Supplement to the Series’ Standard Class Summary Prospectus dated April 29, 2020

On November 18, 2020, the Board of Trustees of Delaware VIP Trust (the “Board”) approved the replacement of the Series’ current portfolio managers with the Global Systematic Investment team of the Series’ current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Series’ investment strategies. These portfolio management and strategy changes will be effective on or about January 29, 2021 (the “Effective Date”). The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Series to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

Upon the Effective Date, the following replaces the information in the section entitled, “What are the Series’ principal investment strategies?”:

What are the Series’ principal investment strategies?

The Series invests, under normal circumstances, primarily in companies that the Series believes are attractive in the market based on their view of long term potential. Under normal circumstances, the Series will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities (80% policy). For purposes of this 80% policy, equities may include common stock, preferred stock, equity-based exchange-traded funds (ETFs) and instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer. The Series seeks to generate income by investing primarily in dividend paying companies.

The Series may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of the Series' investment manager, Delaware Management Company (Manager), serves as the Series’ sub-advisor and manages the Series’ assets. In addition, Macquarie Funds Management Hong Kong Limited, an affiliate of the Manager, may execute security trades for the Series.

Using a systematic bottom-up approach, the Series seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen thought superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

Upon the Effective Date, the following risks are added to the section entitled, “What are the principal risks of investing in the Series?”:

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Upon the Effective Date, the following replaces the information in the section entitled, “Who manages the Series?”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL) serves as sub-advisor for the Series. MIMGL is primarily responsible for the day-to-day management of the Series’ portfolio.

Portfolio managers	Title with MIMGL	Start date on the Series
Scot Thompson	Division Director, Co-Head of Systematic Investments and Portfolio Manager	January 2021
Benjamin Leung, CFA	Division Director, Co-Head of Systematic Investments and Portfolio Manager	January 2021

Macquarie Funds Management Hong Kong Limited

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 23, 2020.